Revenue and Accounts Receivable	12 Months Ended
Dec. 31, 2023
Revenue and Accounts Receivable [Abstract]
Revenue and Accounts Receivable
3.	Revenue and Accounts Receivable

The Company’s tanker vessels are employed under various types of charters and accordingly, the Company disaggregates its revenue from contracts with customers by the type of charter (time charters, spot charters and pool charters).

Below are presented, per type of charter, the Company’s revenues for 2023, 2022 and 2021 and also the balance of Accounts receivable, net, for December 31, 2023 and 2022.

Charter type	2023	2022	2021
Time charters	$57,975	$8,131	$10,282
Pool arrangements	48,332	43,712	2,603
Voyage charters	2,631	23,330	23,606
Total Revenue	$108,938	$75,173	$36,491

	As of December 31,
Charter type	2023	2022
Time charters	$2,638	$34
Pool arrangements	5,213	6,440
Voyage charters	429	2,636
Total Acc. Receivable, net	$8,280	$9,110

Contract assets included in the receivable balances from spot voyages amounted to $103 for December 31, 2023, and to $167 for December 31, 2022.

Moreover, the charterers that accounted for more than 10% of the Company’s revenue are presented below:

Charterer	2023	2022	2021
A	11%	-	26%
B	28%	-	-
C	-	-	17%
D	13%	41%	-
E	32%	18%	-

The maximum aggregate amount of loss due to credit risk, net of related allowances, that the Company would incur if the aforementioned charterers failed completely to perform according to the terms of the relevant charter parties, amounted to $7,947 and to $6,440 as of December 31, 2023 and 2022, respectively.

Deferred Revenue relates solely to cash received up-front from the Company’s time-charter contracts and as of December 31, 2023, and 2022 it amounted to $0 and $1,378 respectively and is separately presented in the accompanying consolidated balance sheets.